UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2019

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	0-16633	43-1450818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri		63131
(Address of Principal Executive Offices)		(Zip Code)

(314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The Jones Financial Companies, L.L.L.P. (the “Partnership” or the “Firm”), including the principal operating subsidiary of the Partnership, Edward D. Jones & Co., L.P. (collectively, “Edward Jones”), is disclosing certain of its results of operations related to calendar year 2018. The full text of this information is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 3.02.	Unregistered Sales of Equity Securities.

On January 11, 2019, the Partnership issued subordinated limited partnership interests (the “SLP Interests”), which are fully described in the Partnership’s Twentieth Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of August 6, 2018 (which was filed as Exhibit 3.1 to the Partnership’s Current Report on Form 8-K, dated August 6, 2018). The Partnership issued the SLP Interests pursuant to Section 4(a)(2) under the Securities Act, in a privately negotiated transaction and not pursuant to a public offering or solicitation, to current general partners and retiring general partners of the Partnership for an aggregate price of $49,203,237.

Item 8.01.	Other Events.

The Partnership filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on January 12, 2018, to register $450 million of limited partnership interests (“Interests”) to be issued pursuant to the Partnership’s 2018 Employee Limited Partnership Interest Purchase Plan (the “2018 Plan”). On January 2, 2019, the Partnership issued approximately $382 million of Interests under the 2018 Plan. Following the close of the offering, the Partnership will have in total approximately 25,000 limited partners representing over $1.2 billion in limited partnership capital. Proceeds from the offering under the 2018 Plan are expected to be used for working capital and general firm purposes and to ensure there is adequate general liquidity of the Partnership for future needs.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Certain results of operations related to calendar year 2018 disclosed by the Partnership on January 11, 2019.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certain results of operations related to calendar year 2018 disclosed by the Partnership on January 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

Date: January 11, 2019	By:	/s/ Kevin D. Bastien
	Name:	Kevin D. Bastien
	Title:	Chief Financial Officer